UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

The Rogé Partners Funds

(Exact name of registrant as specified in charter)

603 Johnson Avenue, Suite 103, Bohemia, NY 11716

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-218-0077

Date of fiscal year end:

6/30

Date of reporting period: 12/31/09

Item 1.  Reports to Stockholders.

Rogé Partners Fund Semi-Annual Report December 31, 2009 Investment Advisor R.W. Rogé & Company, Inc. 630 Johnson Avenue, Suite 103 Bohemia, NY 11716 1-888-800-ROGÉ

Rogé Partners Fund
SHAREHOLDER LETTER
December 31, 2009

Dear Shareholders,

We are very pleased with the performance of our Fund over the past six months.  Our cautious balanced and middle of the road strategy paid off nicely.  That strategy allowed us to recover some of the losses our Fund experienced in 2008 and has us solidly back on the road to recovery.

We are cautiously optimistic about the future and we plan to continue to allocate capital where opportunity presents itself.  We continue to worry about interest rates and inflation down the road.

As we look ahead over the next several years, we continue to believe that the weight of the evidence makes a strong case for a bumpy and slow road for economic recovery and the financial markets, despite the beginnings of our current economic recovery -- which until now has been stimulated mostly by government programs.

We continue to believe that we are in the midst of a major debt-driven transition in the economy. As a result risks will be elevated, resulting in continued economic headwinds, and have longer-term consequences due to the acceleration of the buildup of our public (government) debt.

Households are overextended with debt and are in the process of deleveraging. Despite the huge government stimulus, this deleveraging process will take years and possibly a decade to complete.

Consumer spending, which is over 70% of the economy, is very important to overall economic growth. The desire among households to reduce debt, along with high unemployment and low perceived job security, makes it very likely that consumption growth will remain low.

The U.S. Government’s actions in aggregate saved us from a 1930s-type depression. However, the resulting leap in the government deficit comes at a terrible time. This increase, coupled with a coming explosion of Social Security, Medicare, and Medicaid benefits to retiring baby boomers, means that the U.S. faces extremely challenging times in the coming years.

Given these challenges, there is also risk of policy mistakes as the Fed and the Treasury attempt to maneuver through the next few years. Unwinding of the stimulus at the right time and in the right way will be one of the big challenges.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
December 31, 2009

Among all of these concerns listed above, there are still many positives. As Americans we are a resilient, resourceful and entrepreneurial society.  These traits have allowed us to work our way out of even more difficult situations, many times in the history of our nation.  We tend to recover from the worst of times and turn them in to the best of times.

We are now experiencing the largest global governmental stimulus program ever to occur in peace time. Strong emerging-markets economies are feeding back into the global economy, which is a positive for exports and manufacturing. Corporate balance sheets, outside of financials, are in good shape and have the highest liquidity in 50 years. Inventories are low and a rebuilding cycle is beginning, which will support growth. And, the severity of the economic contraction and corporate cost cutting may mean that businesses will slowly but surely increase investment and hiring in the near future.

While we like being optimistic, we remain cautious about this economic recovery. We continue to believe that the weight of the evidence makes a strong case for a sustainable but slow economic recovery, with the risk of another recession at some point in the future, as the government and the Federal Reserve begin to remove the punch bowl.

Looking forward over the next three to five years we believe higher returns can be captured by having a risk adjusted, flexible, globally balanced portfolio, which is rebalanced while patiently waiting for compelling opportunities to appear. When those opportunities appear, we will have the liquidity and flexibility to make tactical moves and capitalize on those opportunities.

Our investment strategy for the near future is to manage risk first and return second.  We currently think it’s a fool’s game to try and chase any index given all of the unknown policy risks in the system today.  Instead, we are focused on temporary investment strategies that we can change quickly when evidence appears to warrant such a change.

We are expecting interest rates to rise in the not too distant future.  Therefore, we are focused on the shorter end of the yield curve, even though interest rates are very low at the short end.  This will give us the ability to move up the yield curve to a higher interest rate when rates rise.  At that point, we can lock in those higher rates for longer periods of time. Chasing yield in this environment is a very dangerous game that could lead to very big losses of principal.

While prices of assets continue to fall in the near term, we can anticipate deflation for now. However, as asset prices begin to bottom there is a very high probability that inflation will dominate over the longer term.  Therefore, we have already begun investing in areas that can benefit from inflation, such as commodities, stocks, and Treasury Inflation Protected Securities (TIPS).

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
December 31, 2009

Another strategy is to be invested in high quality dividend paying stocks.  Here we are getting paid while we wait for growth.

Since we are concerned about the long-term purchasing power of the dollar, investing in global and foreign securities provides a hedge against the dollar.

The U.S. Dollar will most likely be in a trading range for the next couple of quarters as the world’s economies work through the current financial crisis, and de-lever their balance sheets. This will inevitably mean that there will be opportunities in short-term asset allocation moves to add incremental value. Asset Allocation funds may be able to add this value to our portfolios through strategic investments in a wide variety of assets classes and the full credit spectrum.

Our portfolio strategy for the near future is to manage risk first and return second. We continue to remain cautiously optimistic, taking a balanced and flexible, middle of the road approach.  This allows us to remain liquid and nimble, so we can seize opportunities as they present themselves.

Warmest regards,

Ronald W. Rogé, MS, CFP®

Steven M. Rogé, CMFC®

Co-Portfolio Manager

Co-Portfolio Manager

Investing in the Rogé Partners Fund involves risks including the loss of principal. Some of the principal risks that the Fund is exposed to are investment management risk, foreign exposure risk, and stock market volatility. Investment management risk is the risk that the investment advisers of the Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. The Fund may also invest in foreign securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity. Please refer to the fund’s prospectus for these and other risks you should carefully consider.

The Rogé Partners Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

NLD Review Code: 0264-NLD-2/24/2010

Rogé Partners Fund
PORTFOLIO REVIEW
December 31, 2009 (Unaudited)

The Fund’s performance figures* for the period ending December 31, 2009, compared to its benchmarks:

	Six Month	One Year	Five Year	Inception** – December 31, 2009	Inception** – December 31, 2009 (Cumulative Return)
The Rogé Partners Fund	19.01%	18.86%	-0.87%	1.06%	5.70%
S&P 500 Index	22.59%	26.46%	0.42%	1.81%	9.87%
MSCI World Index	22.23%	29.99%	2.01%	3.85%	21.91%

Comparison of the Change in Value of a $10,000 Investment

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2010, to ensure that the net annual fund operating expenses will not exceed 1.99% for the Fund, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 3.35%. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-800-ROGE.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. The “World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is October 1, 2004.

The Fund’s Top Ten Sectors are as follows:

Sectors	Percentage of Net Assets
Value Equity Mutual Funds	56.14%
Growth Equity Mutual Funds	14.46%
International Equity Mutual Funds	7.09%
Limited Partnership	5.81%
Blend Equity Mutual Funds	4.10%
Asset Allocation Mutual Funds	3.87%
Exchange Traded Funds	1.50%
Diversified Holding Companies	1.43%
Beverages	0.96%
Pharmaceuticals	0.56%
Other/Cash & Equivalents	4.08%
100.00%

Rogé Partners Fund
SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

Shares	Security		Value

	EQUITY MUTUAL FUNDS (RIC's) - 85.66%
	Asset Allocation Fund - 3.87%
4,635	FPA Crescent Fund		$ 115,030
4,428	Oakmark Equity & Income Fund		113,088
10,215	PIMCO All Asset All Authority Fund		104,699
10,121	PIMCO Global Multi-Asset Fund		111,134
			443,951

	Blend - 4.10%
15,502	Fairholme Fund		466,457
257	Matthew 25 Fund		3,039
			469,496

	Contrarian - 0.00%
93	Grizzly Short Fund +		424

	Growth - 14.46%
20,491	Baron Partners Fund +		320,475
10,314	Baron Small Cap Fund +		198,654
53,914	Legg Mason Opportunity Trust +		546,691
2,151	Sequoia Fund, Inc.		236,389
12,700	Vanguard PRIMECAP Core Fund		153,802
10,418	Putnam Equity Spectrum Fund		202,324
			1,658,335

	International - 7.09%
45,008	Artisan International Small Cap Fund		783,132
1,019	Artisan International Value Fund, Investor Shares		23,544
280	Third Avenue International Value Fund		4,339
93	Tweedy Browne Global Value Fund		1,976
			812,991

	Value - 56.14%
9,697	Aegis Value Fund		101,531
7,087	Artisan Small Cap Value Fund		101,559
180	Brown Advisory Small Cap Value Fund		1,798
26,046	First Eagle Global Fund		1,044,686
92,461	IVA Worldwide Fund		1,356,396
17,053	Kinetics Paradigm Fund		342,424

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009 (Unaudited)

Shares	Security		Value

	Value - 56.14% (Continued)
740	Longleaf Partners Fund		$ 17,829
9,990	Oakmark Global Select Fund		99,800
15,817	Pinnacle Value Fund +		203,564
75	Presidio Fund		947
18,296	Prospector Capital Appreciation Fund		255,232
91,127	Royce Opportunity Fund		822,880
37,663	Royce Select Fund		656,097
181	SouthernSun Small Cap Fund +		2,409
2,240	T Rowe Price New Era Fund		97,739
89	Third Avenue Small Cap Value Fund		1,624
191	Third Avenue Value Fund		8,838
594	Tilson Focus Fund		5,893
28,932	Walthausen Small Cap Value Fund +		327,505
27,575	Westport Fund +		534,686
39,130	Wintergreen Fund		452,734
			6,436,171

	TOTAL EQUITY MUTUAL FUNDS
	(Cost $8,219,273)		9,821,368

	COMMON STOCKS - 6.20%
	Beverages - 0.96%
900	Brown-Forman Corp. +		50,715
850	Diageo PLC		58,999
			109,714

	Building Materials - 0.55%
700	Martin Marietta Materials, Inc.		62,587

	Diversified Holding Companies - 1.43%
1,829	Jardine Matheson Holdings, Ltd.		56,150
2,700	Leucadia National Corp. +		64,233
908	Siem Industries, Inc. + (a)		43,130
			163,513

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009 (Unaudited)

Shares	Security		Value

	Food - 0.51%
1,200	Nestle SA		$ 58,020

	Insurance - 0.43%
15	Berkshire Hathaway, Inc., Class B +		49,290

	Pharmaceuticals - 0.56%
2,000	Cardinal Health, Inc.		64,480

	Real Estate Investment Trusts (REITs) - 0.44%
4,600	Winthrop Realty Trust		49,956

	Retail - 0.46%
3,011	PetMed Express, Inc.		53,083

	Software - 0.27%
281,500	6356095 Canada Inc. (formerly Excapsa Software)+ ++ (a)		31,697

	Tobacco - 0.59%
1,400	Philip Morris International, Inc.		67,466

	TOTAL COMMON STOCKS
	(Cost $592,774)		709,806

	EXCHANGE TRADED FUNDS - 1.50%
1,600	SPDR Gold Trust +
	(Cost $188,151)		171,696

	LIMITED PARTNERSHIP - 5.81%
450,000	Armor Capital Partners LP + ++ (a)
	(Cost $450,000)		665,686

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009 (Unaudited)

Shares	Security		Value

	SHORT-TERM INVESTMENTS - 0.60%
	Money Market Mutual Funds - 0.60%
68,923	Goldman Sachs Financial Square Funds, Government Fund
	(Cost $68,923)		$ 68,923

	TOTAL INVESTMENTS
	(Cost $9,519,121*)	99.77%	$ 11,437,479
	Assets in excess of other liabilities	0.23%	27,098

	TOTAL NET ASSETS	100.00%	$ 11,464,577

+ Non-income producing securities.
++ Restricted securities. The aggregate value of such securities is 6.08% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.
(a) Securities for which market quotations are not readily available. The aggregate value of such securities is 6.46% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.
* Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,519,121 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$1,951,147
		Unrealized depreciation:	(32,789)
		Net unrealized appreciation:	$1,918,358

RIC - Registered Investment Company
ADR - American Depositary Receipts
SPDR - Standard & Poor's Depository Receipts

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)

Assets:
Investments in securities, at value
(Cost $9,519,121)	$ 11,437,479
Cash	7,053
Dividends and interest receivable	28,678
Prepaid expenses and other assets	22,272
Total Assets	11,495,482

Liabilities:
Investment advisory fees payable	5,262
Fees payable to other affiliates	15,173
Accrued expenses and other liabilities	10,470
Total Liabilities	30,905

Net Assets	$ 11,464,577

Net Assets Consist Of:
Paid in capital	$ 14,203,326
Accumulated net investment loss	(85,551)
Accumulated net realized loss from security transactions
and foreign currency transactions	(4,571,563)
Net unrealized appreciation of investments and
foreign currency transactions	1,918,365

Net Assets	$ 11,464,577

Shares outstanding (unlimited number of shares authorized
without par value)	1,206,216

Net asset value (net assets ÷ shares outstanding), offering price and
redemption price per share	$ 9.50

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2009 (Unaudited)

Investment Income:
Dividends	$ 122,333
Interest	7
Total investment income	122,340

Expenses:
Advisory fees	54,713
Administration fees	17,259
Fund accounting fees	13,802
Legal fees	11,872
Transfer agent fees	9,723
Registration fees	9,200
Audit fees	7,367
Custody fees	6,245
Insurance expense	4,981
Printing expense	1,157
Trustees' fees	1,516
Other expenses	35
Total expenses	137,870

Less:
Advisory fees waived	(28,797)
Net expenses	109,073

Net Investment Income	13,267

Net Realized and Unrealized Gain
on Investments:
Net realized gain from security transactions	471,678
Net realized gain from foreign currency transactions	9,245
Distributions received from underlying investment companies	1,121
Net change in unrealized appreciation (depreciation) of investments
and foreign currency transactions	1,351,601
Net realized and unrealized gain on investments	1,833,645

Net increase in net assets resulting from operations	$ 1,846,912

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENTS OF CHANGES IN NET ASSETS
Rogé Partners Fund
	For the
	Six Months Ended	For the
	December 31, 2009	Year Ended
	(Unaudited)	June 30, 2009
From Operations:
Net investment income (loss)	$ 13,267	$ (65,230)
Net realized gain (loss) from security transactions	471,678	(4,137,240)
Net realized gain (loss) from
foreign currency transactions	9,245	(18,798)
Distributions received from underlying
investment companies	1,121	111,671
Net change in unrealized appreciation
(depreciation) of investments	1,351,601	(760,434)
Net increase (decrease) in net assets
resulting from operations	1,846,912	(4,870,031)

Distributions:
From net investment income	(25,292)	-
In excess of net investment income	-	(1,978)
From net realized gains	-	-
In excess of net realized gains	-	(11,301)
Net decrease in net assets from distributions	(25,292)	(13,279)

From Capital Share Transactions:
Subscriptions of fund shares	291,696	2,297,764
Reinvestment of dividends	25,275	13,273
Redemption fee proceeds	-	-
Redemptions of fund shares	(392,668)	(2,382,133)
Net decrease in net assets from
capital share transactions	(75,697)	(71,096)

Net increase (decrease) in net assets	1,745,923	(4,954,406)

Net Assets:
Beginning of Period	9,718,654	14,673,060
End of Period*	$ 11,464,577	$ 9,718,654
* Includes accumulated net investment loss of:	$ (85,551)	$ (73,526)

Capital Share Transactions:
Shares sold	33,016	269,770
Shares reinvested	2,649	1,682
Shares redeemed	(43,798)	(263,281)
	(8,133)	8,171

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	For the Six
	Months Ended		For the		For the		For the		For the		For the
	December 31,		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	2009		June 30,		June 30,		June 30,		June 30,		June 30,
	(Unaudited)		2009		2008		2007		2006		2005 (1)
Net Asset Value, Beginning of Period	$ 8.00		$ 12.16		$ 15.24		$ 12.92		$ 11.13		$ 10.00
Income From Investment Operations:
Net investment income (loss) (2)	0.01		(0.06)		(0.05)		(0.01)		(0.08)		(0.07)
Net realized and unrealized gain (loss)	1.51		(4.09)		(2.06)		2.74		1.93		1.22
Total from investment operations	1.52		(4.15)		(2.11)		2.73		1.85		1.15

Paid-In Capital from Redemption Fees	-		-		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Less Distributions:
From net investment income	(0.02)		-		-		-		-		-
In excess of net investment income	-		(0.00)	(3)	(0.05)		(0.15)		(0.00)	(3)	(0.02)
From net realized gains	-		-		(0.92)		(0.26)		(0.06)		-
In excess of net realized gains	-		(0.01)		-		-		-		-
Total distributions	(0.02)		(0.01)		(0.97)		(0.41)		(0.06)		(0.02)

Net Asset Value, End of Period	$ 9.50		$ 8.00		$ 12.16		$ 15.24		$ 12.92		$ 11.13

Total Return (4)	19.01%		(34.11)%		(14.57)%		21.32%		16.64%		11.50%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 11,465		$ 9,719		$ 14,673		$ 17,480		$ 11,643		$ 5,773
Ratio of expenses to average net
assets, before waiver/reimbursement (6)	2.52%	(5)	2.67%		2.34%		2.13%		3.05%		7.88%	(5)
Ratio of expenses to average net
assets, after waiver/reimbursement (6)	1.99%	(5)	1.99%		1.99%		1.99%		1.99%		1.99%	(5)
Ratio of net investment income (loss)
to average net assets, after waiver/
reimbursement (7)	0.24%	(5)	(0.65)%		(0.36)%		(0.05)%		(0.62)%		(0.87)%	(5)
Portfolio Turnover Rate	30%		149%		59%		33%		13%		8%
(1)	For the period from October 1, 2004 (commencement of operations) to June 30, 2005.
(2)	Per share amounts calculated using the average shares method.
(3)	Per share amount represents less than $0.01 per share.
(4)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 (Unaudited)

Note 1.  Organization

Rogé Partners Funds (the “Trust”) a Delaware business trust formed on April 15, 2004, and registered as open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) is comprised of the Rogé Partners Fund (the “Fund”).  The Fund commenced operations on October 1, 2004.   The Fund’s business and affairs are managed by its officers under the direction of its Board of Trustees (the “Board”).  The Fund’s investment objective is to seek total return and pursues its investment objective by investing primarily in other investment companies and U.S. and foreign equity securities with a growth and value approach.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.  Management has evaluated subsequent events through August 27, 2009, the date the financial statements were issued.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. If no mean price is available, the last bid price is used.   Shares of underlying mutual funds are valued at their respective Net Asset Values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing systems selected by R.W. Rogé & Co., Inc. (the “Advisor”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Advisor deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange-traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value (face value).    The NAV of the Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision of the Fund’s Board of Trustees.

The Fund normally calculates net asset value (“NAV”) per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) (generally 4:00PM Eastern Time) once on each day on which the NYSE is open for trading. Trading in securities on Far Eastern and certain other securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE. In addition, Far Eastern and other securities trading generally, or in a particular country or countries, may take place on days that the NYSE is closed, and on which a Fund’s net asset value is not calculated. As a result of the aforementioned, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.   Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith in accordance with the guidelines established by the Board.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, a Board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

could be used to determine fair value for a security.  As of June 30, 2009, the Fund held three securities for which market quotations were not readily available.   The market value of these securities represented 6.46% of its net assets.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2009 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Beverages	$ 109,714	$ -	$ -	$ 109,714
Building Materials	62,587	-	-	62,587
Diversified Holding Companies	163,513	-	-	163,513
Food	58,020	-	-	58,020
Insurance	49,290	-	-	49,290
Pharmaceuticals	64,480	-	-	64,480
REITs	49,956	-	-	49,956
Retail	53,083	-	-	53,083
Software	-	-	31,697	31,697
Tobacco	67,466	-	-	67,466
Equity Mutual Funds (RICs)	9,821,368	-	-	9,821,368
Exchange Traded Funds	171,696	-	-	171,696
Limited Partnerships	-	-	665,686	665,686
Money Market Mutual Funds	68,923	-	-	68,923
Total	$ 10,740,096	$ -	$ 697,383	$ 11,437,479

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Common Stocks - Software	Limited Partnerships	Total
Beginning balance	$ 33,780	$ 539,265	$ 573,045
Total realized gain (loss)	-	-	-
Change in unrealized appreciation (depreciation)	12,358	126,421	138,779
Return of Capital	(14,441)	-	(14,441)
Cost of purchases	-	-	-
Proceeds from sales	-	-	-
Accrued interest	-	-	-
Net transfers in/out of level 3	-	-	-
Ending balance	$ 31,697	$ 665,686	$ 697,383

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at December 31, 2009 includes:

$ 12,358	$ 126,421	$ 138,779

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

Security Transactions and Related Investment Income – Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.   The amounts of dividends and distributions from net investment income and net realized gains, respectively, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.   These “book-tax” differences are either permanent or temporary in nature.   To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.   To the extent dividends and distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in surplus or tax return of capital.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2009), or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.  The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.   These reclassifications have no effect on net assets and net asset value per share.    For the year ended June 30, 2009, the Fund reclassified the components of net assets due to net operating losses, foreign currency losses, real estate investment trust, partnership and passive foreign investment companies adjustments as follows:

Paid in capital
$(29,007)
Accumulated net investment loss	139,890
Accumulated net realized gain (loss) from security	(110,883)
transactions and foreign currency transactions

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

Note 3.  Investment Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement (the “Agreement”) with the Advisor. Pursuant to the Agreement, the Advisor manages the Funds’ investments and business affairs, subject to the supervision of the Board. For its services, the Advisor receives a fee equal to 1.00% of the average net assets of the Fund.

The Advisor has agreed contractually to waive its advisory fee and to reimburse expenses, other than extraordinary or non-recurring expenses or acquired fund fees and expenses, at least until October 31, 2010, such that the total annual fund operating expenses do not exceed 1.99% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and may increase performance.  For the six months ended December 31, 2009, the Advisor waived fees amounting to $28,797.  The Fund’s total expenses subject to recoupment are $144,915. As of June 30, 2009, the Advisor can recoup waived and reimbursed expenses of $20,794 until June 30, 2010, $56,624 until June 30, 2011, and $67,497 until June 30, 2012.

The Trust has entered into various service agreements (“Agreements”) with Gemini Fund Services, LLC (“GFS”). Pursuant to the Agreements, GFS serves as Administrator, Transfer and Dividend Disbursing Agent, Fund Accounting Agent, and Custody Administrator to the Fund. For these services, the Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets. In addition, certain agreements are subject to certain minimum requirements.

Northern Lights Distributors, LLC (“NLD”), an affiliate of GFS, is the Distributor of the Trust.

Note 4.  Investment Transactions

During the six months ended December 31, 2009, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities, aggregated $3,158,558 and $3,312,337, respectively.

Note 5.  Distributions to Shareholders and Tax Components of Capital

The tax character of Fund distributions for the following periods were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2009	June 30, 2008
Ordinary Income	$ 1,978	$ 329,588
Net Long-Term Capital Gain	11,301	803,137

As of June 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (1,290,058)	$ (3,451,775)	$ 181,464	$ (4,560,369)

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are attributable to the tax deferral of losses on wash sales and book/tax differences due to partnership adjustments.  The difference between book basis and tax basis undistributed ordinary income is attributable to partnership adjustments.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

At June 30, 2009, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through June 30, 2017 of $1,290,058.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $3,451,775 of such capital losses.

Note 6.  Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2009, the Rogé Partners Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Armor Capital Partners LP	12/30/2005	450,000	$450,000	$665,686	5.81%
6356095 Canada Inc. (formerly Excapsa Software, Inc.)	10/18/2006	281,500	$31,025	$31,697	0.27%

Note 7. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-6 will have on its financial statement disclosures.

Note 8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements on March 1, 2010, and has noted no such events.

Rogé Partners Fund
SUPPLEMENTAL INFORMATION
December 31, 2009 (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses.   The following examples are intended to help the shareholder understand the ongoing cost  (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds.    Please note, the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or any redemption fees.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the period from July 1, 2009 through December 31, 2009.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Rogé Partners Fund	Beginning Account Value (7/1/09)	Ending Account Value (12/31/09)	Expenses Paid During Period** (7/1/09-12/31/09)
Actual	$1,000.00	$1,190.10	$10.99
Hypothetical (5% return before expenses)	1,000.00	1,015.17	10.11

** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in the reporting period).

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2009 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-800-ROGE or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st AND 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q.   Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).   The information on Form N-Q is available without charge, upon request, by calling 1-888-800-ROGE.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 9.   Submission of Matters to a Vote of Security Holder.   None.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Rogé Partners Funds

By (Signature and Title)

*

 Steven M. Rogé

/s/ Steven M. Rogé, President

Date

3/9/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

Steven M. Rogé

/s/ Steven M. Rogé, President

Date

3/9/10

By (Signature and Title)

*

Susan J. Rogé

/s/ Susan J. Rogé, Treasurer

Date

3/9/10

* Print the name and title of each signing officer under his or her signature.